SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 16, 1998


                               Wave Systems Corp.
             (Exact name of registrant as specified in its charter)


             Delaware                   0-24752                13-3477246
    (State or other jurisdiction      (Commission            (IRS Employer
          of incorporation)           File Number)          Identification No.)






               480 Pleasant Street, Lee, Massachusetts         01238
               (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (413) 243-1600

Item 5.           Other Events

         On March 16, 1998, Wave Systems Corp. (the "Company") issued 150,000 shares of newly created Series G Convertible Preferred Stock, par value $.01 ("Series G Convertible Preferred Stock"), at a price of $20 per share, for an aggregate of $3,000,000. The shares were sold to one (1) accredited investor pursuant to Regulation D promulgated under the Securities Act of 1933. The Series G Convertible Preferred Stock is convertible into the Class A Common Stock, par value $.01 ("Class A Common Stock"), of the Company at an effective conversion price of the lower of (a) $1.12 and (b) 80% of the average of the five (5) lowest trading prices of the Class A Common Stock during (x) a day on which the Class A Common Stock is traded on The Nasdaq National Market or The Nasdaq SmallCap Market or principal national securities exchange or market on which the Class A Common Stock has been listed, or (y) if the Class A Common Stock is not listed on The Nasdaq National Market or The Nasdaq SmallCap Market or any stock exchange or market, a day on which the Class A Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or
(z) if the Class A Common Stock is not quoted on the OTC Bulletin Board, a day on which the Class A Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices) ("Trading Days"), as reported by Bloomberg Information Services, Inc. during the twenty-five (25) Trading Days immediately preceding the Conversion Date, as defined in the Certificate of Designation of the Series G Convertible Preferred Stock attached hereto as Exhibit 3.1.


Item 7.           Financial Statements and Exhibits

         Exhibit 3.1 Certificate of Designation of Series G Preferred Stock of Wave Systems Corp. as filed with the Delaware Secretary of State on March 5, 1998.

         Exhibit 4.1 Purchase Agreement between Wave Systems Corp. and Combination Inc., dated as of March 6, 1998.

         Exhibit 4.2 Registration Rights Agreement between Wave Systems Corp. and Combination Inc., dated as of March 6, 1998.

         Exhibit           99.1 Press Release dated March 16, 1998.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               Wave Systems Corp.




Date: March 17, 1998                        By: /s/ Peter J. Sprague
                                            -------------------------
                                            Name:  Peter J.Sprague
                                            Title: Chairman and Chief Executive
                                                   Officer

                                 EXHIBIT INDEX


           Item No.                        Description

         Exhibit 3.1 Certificate of Designation of Series G Preferred Stock of Wave Systems Corp. as filed with the Delaware Secretary of State on March 5, 1998.

         Exhibit 4.1 Purchase Agreement between Wave Systems Corp. and Combination Inc., dated as of March 6, 1998.

         Exhibit 4.2 Registration Rights Agreement between Wave Systems Corp. and Combination Inc., dated as of March 6, 1998.

         Exhibit           99.1 Press Release dated March 16, 1998.